February 16, 2012

BNY MELLON FUNDS TRUST -BNY Mellon Municipal Opportunities Fund Supplement to Prospectus dated December 30, 2011 (Class M and Investor shares)

The following information supersedes and replaces the information contained in the section of the Fund's Prospectus entitled "Fund Summary – BNY Mellon Municipal Opportunities Fund – Purchase and Sale of Fund Shares":

Effective as of the close of business on February 24, 2012 (the closing date), the fund will close to new and existing investors.  Accordingly, no purchases of fund shares will be permitted after the closing date.  However, holders of fund shares who elected on or before the closing date to have any dividends and/or other distributions paid by the fund automatically reinvested in shares of the fund will be permitted to continue such automatic reinvestments after the closing date.

The fund reserves the right to reopen at any time.